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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Commission File No.  0-18866                    Date of Report: February 4, 1999
                                               (Date of earliest reported event)


                       FIRST NATIONAL ENTERTAINMENT CORP.
        (Exact name of small business issuer as specified in its charter)




           COLORADO                                             93-1004651
-------------------------------                            --------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                              Identification No.)


           477 E. BUTTERFIELD ROAD, SUITE 307, LOMBARD, ILLINOIS 60148
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (630) 971-9924
                                 --------------
                         (Registrant's telephone number)






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Item 2.  Acquisition or Disposition of Assets

A) On February 4, 1998 the Board of Directors of First National Entertainment Corp. (FNAT) approved the purchase of the assets and name of Prairie Business Credit, Inc. A new subsidiary of the wholly owned First National Finance Corp.
(FNFC) was formed to host the purchase.

Prairie Business Credit, Inc. (PBCI) was started in July 1993 by Trevor Morgan who has more than twenty five years of experience in the lending industry. Mr. Morgan will remain President of the new subsidiary.

PBCI is in the business of factoring. Factoring is the purchase of Accounts Receivable at a discount by a third party. Typical advances are 60-80% of the face value. Since PBCI purchases accounts on a full recourse basis, the client must buy back the invoice if it remains unpaid 60 days past terms. Personal guarantees are obtained from all clients.

PBCI has a growth plan to achieve $5,000,000 of purchased invoices. Currently the Company is negotiating a line of credit to sustain the anticipated growth. Terms of the purchase were not disclosed.

B) FNAT has created a new subsidiary, Equator Entertainment, Inc. (EEI) and has acquired the assets of P.K. Productions located in the Los Angeles area.

The President of P.K. Productions, Mr. Peter Keefe will become President of EEI. Peter has created, produced and successfully distributed eight extremely popular kids series in the U.S. and International Market Place. Joining Peter is Mr. Regis Brown as Senior Vice President of Worldwide Marketing. Regis was responsible for building and administering the successful worldwide sales department of Film Roman Company. Both Peter and Regis are highly respected industry veterans who have long established relationships with all the major television broadcasters in the U.S. and Internationally.

EEI is in the business of creating, producing and distributing world class quality children's television program series. Equator also expects to market related licensing applications, from toys to book publishing.

FNAT believes there is an enormous global demand for high quality children's programming ages 2-11 and with the predicted growth in worldwide television fueled by cable, satellite and digital expansion the need for kids entertainment should produce massive earnings potential.


Item 6.

The Board has approved the addition of Mr. Peter Keefe to the Board of Directors retroactive to July 1, 1998.




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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  First National Entertainment Corp.
                                  ----------------------------------
                                  Registrant


February 4, 1999                  /s/ Charles E. Nootens
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Date                              Signature

                                  Charles E. Nootens
                                  Chairman